Supplemental Information 1st Quarter 2023 Exhibit 99.2

2 Overview 3 Segment Overview 6 Senior Housing 7 General and Administrative ("G&A") Expense 12 Capital Expenditures 13 Cash Facility Lease Payments 14 Capital Structure 15 Definitions 16 Appendix: Non-GAAP Financial Measures 18 Table of Contents

3 Managed 4,725 Owned 31,598 Leased 20,584 Managed 32 Owned 346 Leased 295 673 communities 56,907 units Important Note Regarding Non-GAAP Financial Measures • Adjusted EBITDA and Adjusted Free Cash Flow are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures. 2022 2023 1Q23 vs 1Q22 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q Better B (Worse) (W) Resident fee revenue $ 636,974 $ 640,388 $ 650,248 $ 657,919 $ 2,585,529 $ 713,404 $ 713,404 12.0 % Other operating income $ 376 $ 8,411 $ 66,759 $ 4,923 $ 80,469 $ 2,328 NM Net income (loss) $ (100,032) $ (84,283) $ (28,374) $ (25,651) $ (238,340) $ (44,563) 55.5 % Net cash provided by (used in) operating activities $ (23,255) $ 11,577 $ 63,521 $ (48,562) $ 3,281 $ 24,042 NM Adjusted EBITDA $ 37,176 $ 50,714 $ 106,851 $ 46,564 $ 241,305 $ 88,623 138.4 % Adjusted Free Cash Flow $ (53,493) $ (48,463) $ 4,129 $ (103,558) $ (201,385) $ (21,239) 60.3 % RevPAR $ 4,032 $ 4,071 $ 4,150 $ 4,199 $ 4,113 $ 4,551 12.9 % Weighted average occupancy 73.4% 74.6% 76.4% 77.1% 75.4% 76.3% 290 bps RevPOR $ 5,493 $ 5,459 $ 5,432 $ 5,446 $ 5,457 $ 5,963 8.6% 1Q 2023 weighted average occupancy (consolidated communities) Occupancy Band Community Count % of Period End Communities Greater than 95% 76 12% 90% > 95% 66 10% 85% > 90% 71 11% 80% > 85% 71 11% 75% > 80% 69 11% 70% > 75% 89 14% Less than 70% 199 31% Total 641 100% Overview As of March 31, 2023 Consolidated: 52,182 Consolidated: 641

4 2022 2023 1Q23 vs 1Q22 ($ in 000s) 1Q 2Q 3Q 4Q Full Year 1Q B(W) Resident fee revenue $ 636,974 $ 640,388 $ 650,248 $ 657,919 $ 2,585,529 $ 713,404 12.0 % Management fee revenue 3,329 3,329 2,967 2,395 12,020 2,577 (22.6) % Other operating income 376 8,411 66,759 4,923 80,469 2,328 NM Facility operating expense (512,764) (513,664) (525,510) (531,667) (2,083,605) (530,807) (3.5) % Combined Segment Operating Income 127,915 138,464 194,464 133,570 594,413 187,502 46.6 % General and administrative expense (1) (40,868) (37,904) (37,582) (36,564) (152,918) (41,947) (2.6) % Cash facility operating lease payments (see page 14) (49,871) (49,846) (50,031) (50,442) (200,190) (56,932) (14.2) % Adjusted EBITDA (2) 37,176 50,714 106,851 46,564 241,305 88,623 138.4 % Transaction and Organizational Restructuring Costs (373) (229) (346) (262) (1,210) (3,568) NM Interest expense, net (see page 14) (45,120) (46,909) (51,054) (55,912) (198,995) (51,541) (14.2) % Payment of financing lease obligations (5,490) (5,610) (5,506) (5,615) (22,221) (5,852) (6.6) % Changes in working capital (3) (272) (552) (2,581) (51,578) (54,983) 8,247 NM Non-Development Capital Expenditures, net (see page 13) (39,326) (45,686) (43,819) (39,335) (168,166) (62,912) (60.0) % Property and casualty insurance proceeds — — — — — 6,422 NM Other (4) (88) (191) 584 2,580 2,885 - 6 (658) NM Adjusted Free Cash Flow (5) $ (53,493) $ (48,463) $ 4,129 $ (103,558) $ (201,385) $ (21,239) 60.3 % Adjusted EBITDA and Adjusted Free Cash Flow (1) Excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs, see page 12. (2) Adjusted EBITDA includes government grants and credits recognized during the respective periods as presented in other operating income. (3) Excludes changes in prepaid insurance premiums financed with notes payable and lessor capital expenditure reimbursements under operating leases. (4) Primarily consists of proceeds from business interruption insurance and state income tax (provision) benefit. (5) In addition to government grants and credits received, the Company’s Adjusted Free Cash Flow for 2022 includes the impacts of repayment of temporary liquidity relief pursuant to the Coronavirus Aid, Relief, and Economic Security Act of 2020 (“CARES Act”), primarily including $31.6 million paid during the fourth quarter of 2022 for deferred payroll taxes for the year ended December 31, 2020. As of December 31, 2022, the Company has no remaining obligations for the deferred payroll tax program. (6) The allocation of financing lease payment amounts for the May 2023 amendment is preliminary based on management’s estimates derived from the information available at this time and is subject to revision upon finalization of the Company’s accounting and financial reporting processes and reviews for the second quarter of 2023. 2023 Impact 2022 Amendment 2023 Amendment Combined Impact ($ in millions) FY 2023 2Q23 3Q23 4Q23 FY 2023 Cash facility operating lease payments $ (22) $ (5) $ (7) $ (7) $ (41) Adjusted EBITDA (22) (5) (7) (7) (41) Interest expense, net(6) 22 1 1 1 25 Payment of financing lease obligations(6) — 4 6 6 16 Adjusted Free Cash Flow $ — $ — $ — $ — $ — As a result of a lease amendment in the fourth quarter of 2022, for the full year 2023: • Cash facility operating lease payments: include $22 million of reclassified cash lease payments • Interest expense, net: exclude $22 million of the reclassified cash lease payments • Adjusted EBITDA: negatively impacted by $22 million • Adjusted Free Cash Flow: no impact As a result of a lease amendment in May 2023 with a prospective change in lease classification, for the remainder of 2023: • Cash facility operating lease payments: include $19 million of reclassified cash lease payments • Interest expense, net: exclude $3 million of the reclassified cash lease payments (6) • Payment of financing lease obligations: exclude $16 million of the reclassified cash lease payments (6) • Adjusted EBITDA: negatively impacted by $19 million • Adjusted Free Cash Flow: no impact from the change in lease classification

5 (1) Resident fee revenue excluded from definitions of RevPAR and RevPOR is $1.1 million. (2) All Other primarily includes communities operated by the Company pursuant to management agreements. (3) Adjusted EBITDA for the first quarter of 2023 includes $2.3 million of government grants and credits recognized in other operating income. (4) Excludes changes in prepaid insurance premiums financed with notes payable and lessor capital expenditure reimbursements under operating leases. 1Q 2023 ($ in 000s) Total Senior Housing Owned Portfolio Senior Housing Leased Portfolio Corporate All Other (2) Resident fee revenue (1) $ 713,404 $ 418,624 $ 294,780 $ — $ — Management fee revenue 2,577 — — — 2,577 Other operating income 2,328 1,885 443 — — Facility operating expense (530,807) (319,727) (211,080) — — Combined Segment Operating Income 187,502 100,782 84,143 — 2,577 General and administrative expense (excluding non-cash stock-based compensation expense and transaction costs) (see page 12) (41,947) (22,857) (16,095) — (2,995) Cash facility operating lease payments (56,932) — (55,654) (1,278) — Adjusted EBITDA (3) 88,623 77,925 12,394 (1,278) (418) Transaction and Organizational Restructuring Costs (3,568) — — (3,568) — Interest expense, net (51,541) (50,315) (6,250) 5,024 — Payment of financing lease obligations (5,852) — (5,668) (184) — Changes in working capital (4) 8,247 — — 8,247 — Non-Development Capital Expenditures, net (62,912) (27,135) (14,734) (21,043) — Property and casualty insurance proceeds 6,422 — — 6,422 — Other (658) (184) — (474) — Adjusted Free Cash Flow $ (21,239) $ 291 $ (14,258) $ (6,854) $ (418) Adjusted EBITDA and Adjusted Free Cash Flow Distribution

6 2022 2023 1Q23 vs 1Q22 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q B(W) Total Senior Housing and All Other Revenue (1) $ 640,303 $ 643,717 $ 653,215 $ 660,314 $ 2,597,549 $ 715,981 11.8 % Other operating income $ 376 $ 8,411 $ 66,759 $ 4,923 $ 80,469 $ 2,328 NM Combined Segment Operating Income $ 127,915 $ 138,464 $ 194,464 $ 133,570 $ 594,413 $ 187,502 46.6 % Combined segment operating margin 20.0% 21.2% 27.0% 20.1% 22.2% 26.1% 610 bps Combined segment adjusted operating margin (2) 19.9% 20.2% 19.6% 19.5% 19.8% 25.9% 600 bps Senior Housing Segments (see page 7) Revenue $ 636,974 $ 640,388 $ 650,248 $ 657,919 $ 2,585,529 $ 713,404 12.0 % Other operating income $ 376 $ 8,411 $ 66,759 $ 4,923 $ 80,469 $ 2,328 NM Operating Income $ 124,586 $ 135,135 $ 191,497 $ 131,175 $ 582,393 $ 184,925 48.4 % Operating margin 19.5% 20.8% 26.7% 19.8% 21.8% 25.8% 630 bps Adjusted operating margin (2) 19.5% 19.8% 19.2% 19.2% 19.4% 25.6% 610 bps Number of communities (period end) 645 641 641 641 641 641 (0.6) % Total Average Units 52,586 52,368 52,158 52,166 52,320 52,177 (0.8) % RevPAR $ 4,032 $ 4,071 $ 4,150 $ 4,199 $ 4,113 $ 4,551 12.9 % Weighted average occupancy 73.4% 74.6% 76.4% 77.1% 75.4% 76.3% 290 bps RevPOR $ 5,493 $ 5,459 $ 5,432 $ 5,446 $ 5,457 $ 5,963 8.6 % All Other All Other Segment Operating Income (comprised solely of management fees) $ 3,329 $ 3,329 $ 2,967 $ 2,395 $ 12,020 $ 2,577 (22.6) % Resident fee revenue under management (3) $ 52,898 $ 54,284 $ 52,712 $ 50,758 $ 210,652 $ 54,820 3.6 % Segment Overview (1) Excludes reimbursed costs on behalf of managed communities. (2) Excludes other operating income. (3) Not included in consolidated reported amounts.

7 2022 2023 1Q23 vs 1Q22 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q B(W) Independent Living Revenue $ 124,404 $ 125,578 $ 128,106 $ 129,705 $ 507,793 $ 140,602 13.0 % Other operating income $ 2 $ 1,159 $ 9,520 $ 225 $ 10,906 $ 54 NM Segment Operating Income $ 37,684 $ 38,709 $ 46,395 $ 36,162 $ 158,950 $ 46,833 24.3 % Segment operating margin 30.3% 30.5% 33.7% 27.8% 30.6% 33.3% 300 bps Segment adjusted operating margin (1) 30.3% 29.9% 28.8% 27.7% 29.2% 33.3% 300 bps Number of communities (period end) 68 68 68 68 68 68 — % Total Average Units 12,568 12,569 12,569 12,569 12,569 12,571 — % RevPAR $ 3,299 $ 3,330 $ 3,397 $ 3,440 $ 3,367 $ 3,728 13.0 % Weighted average occupancy 74.6% 76.0% 78.3% 79.1% 77.0% 78.6% 400 bps RevPOR $ 4,423 $ 4,380 $ 4,337 $ 4,348 $ 4,371 $ 4,741 7.2 % Assisted Living and Memory Care Revenue $ 432,132 $ 434,454 $ 442,097 $ 446,409 $ 1,755,092 $ 486,777 12.6 % Other operating income $ 356 $ 6,412 $ 49,721 $ 4,141 $ 60,630 $ 2,027 NM Segment Operating Income $ 76,863 $ 87,588 $ 130,039 $ 85,468 $ 379,958 $ 124,593 62.1 % Segment operating margin 17.8% 19.9% 26.4% 19.0% 20.9% 25.5% 770 bps Segment adjusted operating margin (1) 17.7% 18.7% 18.2% 18.2% 18.2% 25.2% 750 bps Number of communities (period end) 558 554 554 554 554 554 (0.7) % Total Average Units 34,817 34,598 34,398 34,406 34,555 34,414 (1.2) % RevPAR $ 4,136 $ 4,183 $ 4,281 $ 4,322 $ 4,230 $ 4,710 13.9 % Weighted average occupancy 73.0% 74.2% 76.2% 76.8% 75.1% 75.9% 290 bps RevPOR $ 5,665 $ 5,636 $ 5,621 $ 5,623 $ 5,636 $ 6,204 9.5 % CCRCs Revenue $ 80,438 $ 80,356 $ 80,045 $ 81,805 $ 322,644 $ 86,025 6.9 % Other operating income $ 18 $ 840 $ 7,518 $ 557 $ 8,933 $ 247 NM Segment Operating Income $ 10,039 $ 8,838 $ 15,063 $ 9,545 $ 43,485 $ 13,499 34.5 % Segment operating margin 12.5% 10.9% 17.2% 11.6% 13.1% 15.6% 310 bps Segment adjusted operating margin (1) 12.5% 10.0% 9.4% 11.0% 10.7% 15.4% 290 bps Number of communities (period end) 19 19 19 19 19 19 — % Total Average Units 5,201 5,201 5,191 5,191 5,196 5,192 (0.2) % RevPAR $ 5,109 $ 5,115 $ 5,105 $ 5,221 $ 5,138 $ 5,490 7.5 % Weighted average occupancy 73.2% 73.4% 73.3% 73.8% 73.4% 73.4% 20 bps RevPOR $ 6,976 $ 6,970 $ 6,966 $ 7,073 $ 6,997 $ 7,482 7.3 % Senior Housing Segments (1) Excludes other operating income.

8 2022 2023 1Q23 vs 1Q22 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q B(W) Revenue $ 617,848 $ 623,473 $ 636,112 $ 644,127 $ 2,521,560 $ 698,556 13.1 % Other operating income 358 8,136 65,283 4,827 78,604 2,289 NM Revenue and other operating income 618,206 631,609 701,395 648,954 2,600,164 700,845 13.4 % Community Labor Expense (334,258) (335,214) (338,846) (340,291) (1,348,609) (338,198) (1.2) % Other facility operating expense (162,169) (163,157) (172,393) (169,064) (666,783) (177,850) (9.7) % Facility operating expense(2) (496,427) (498,371) (511,239) (509,355) (2,015,392) (516,048) (4.0) % Same Community Operating Income $ 121,779 $ 133,238 $ 190,156 $ 139,599 $ 584,772 $ 184,797 51.7 % Same Community adjusted operating income(3) $ 121,421 $ 125,102 $ 124,873 $ 134,772 $ 506,168 $ 182,508 50.3 % Same Community operating margin 19.7% 21.1% 27.1% 21.5% 22.5% 26.4% 670 bps Same Community adjusted operating margin(3) 19.7% 20.1% 19.6% 20.9% 20.1% 26.1% 640 bps Total Average Units 51,173 51,175 51,163 51,164 51,169 51,165 — % RevPAR $ 4,025 $ 4,061 $ 4,144 $ 4,196 $ 4,107 $ 4,551 13.1 % Weighted average occupancy 73.4% 74.7% 76.5% 77.3% 75.5% 76.5% 310 bps RevPOR $ 5,481 $ 5,440 $ 5,415 $ 5,431 $ 5,442 $ 5,949 8.5 % Same Community Operating Income / Adjusted Operating Income ($ in millions) $121.8 $133.2 $190.2 $139.6 $184.8 Same Community Other Operating Income Same Community Adjusted Operating Income 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 Same Community RevPAR / Weighted Average Occupancy $4,025 $4,061 $4,144 $4,196 $4,55173.4% 74.7% 76.5% 77.3% 76.5% RevPAR Weighted Average Occupancy 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 Senior Housing: Same Community (1) (1) Same Community portfolio reflects 635 communities which represents 99.1% of the Company's total consolidated communities. (2) Excludes natural disaster expense, consisting primarily of remediation of storm damage, of $8.1 million and $0.6 million for the full year 2022 and the first quarter of 2023, respectively. (3) Excludes other operating income. (2) (3)

9 2022 2023 1Q23 vs 1Q22 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q B(W) Independent Living Revenue $ 124,404 $ 125,578 $ 128,106 $ 129,705 $ 507,793 $ 140,602 13.0 % Other operating income 2 1,159 9,520 225 10,906 54 NM Community Labor Expense (51,787) (53,229) (53,865) (55,084) (213,965) (54,936) (6.1) % Other facility operating expense (35,015) (34,817) (37,300) (36,978) (144,110) (38,688) (10.5) % Facility operating expense (86,802) (88,046) (91,165) (92,062) (358,075) (93,624) (7.9) % Same Community Operating Income $ 37,604 $ 38,691 $ 46,461 $ 37,868 $ 160,624 $ 47,032 25.1 % Same Community operating margin 30.2% 30.5% 33.8% 29.1% 31.0% 33.4% 320 bps Same Community adjusted operating margin (2) 30.2% 29.9% 28.8% 29.0% 29.5% 33.4% 320 bps Total Average Units 12,568 12,569 12,569 12,569 12,569 12,571 — % RevPAR $ 3,299 $ 3,330 $ 3,397 $ 3,440 $ 3,367 $ 3,728 13.0 % Weighted average occupancy 74.6% 76.0% 78.3% 79.1% 77.0% 78.6% 400 bps RevPOR $ 4,423 $ 4,380 $ 4,337 $ 4,348 $ 4,371 $ 4,741 7.2 % Assisted Living and Memory Care Revenue $ 425,903 $ 430,045 $ 440,184 $ 444,647 $ 1,740,779 $ 484,271 13.7 % Other operating income 356 6,293 49,473 4,140 60,262 2,026 NM Community Labor Expense (241,407) (240,113) (243,098) (243,477) (968,095) (241,308) — % Other facility operating expense (108,988) (109,386) (116,096) (112,556) (447,026) (119,997) (10.1) % Facility operating expense (350,395) (349,499) (359,194) (356,033) (1,415,121) (361,305) (3.1) % Same Community Operating Income $ 75,864 $ 86,839 $ 130,463 $ 92,754 $ 385,920 $ 124,992 64.8 % Same Community operating margin 17.8% 19.9% 26.6% 20.7% 21.4% 25.7% 790 bps Same Community adjusted operating margin (2) 17.7% 18.7% 18.4% 19.9% 18.7% 25.4% 770 bps Total Average Units 34,281 34,282 34,280 34,281 34,281 34,280 — % RevPAR $ 4,141 $ 4,181 $ 4,280 $ 4,324 $ 4,232 $ 4,709 13.7 % Weighted average occupancy 73.0% 74.2% 76.2% 76.9% 75.1% 76.0% 300 bps RevPOR $ 5,676 $ 5,634 $ 5,619 $ 5,622 $ 5,638 $ 6,199 9.2 % CCRCs Revenue $ 67,541 $ 67,850 $ 67,822 $ 69,775 $ 272,988 $ 73,683 9.1 % Other operating income — 684 6,290 462 7,436 209 NM Community Labor Expense (41,064) (41,872) (41,883) (41,730) (166,549) (41,954) (2.2) % Other facility operating expense (18,166) (18,954) (18,997) (19,530) (75,647) (19,165) (5.5) % Facility operating expense (59,230) (60,826) (60,880) (61,260) (242,196) (61,119) (3.2) % Same Community Operating Income $ 8,311 $ 7,708 $ 13,232 $ 8,977 $ 38,228 $ 12,773 53.7 % Same Community operating margin 12.3% 11.2% 17.9% 12.8% 13.6% 17.3% 500 bps Same Community adjusted operating margin (2) 12.3% 10.4% 10.2% 12.2% 11.3% 17.1% 480 bps Total Average Units 4,324 4,324 4,314 4,314 4,319 4,314 (0.2) % RevPAR $ 5,207 $ 5,231 $ 5,240 $ 5,391 $ 5,267 $ 5,693 9.3 % Weighted average occupancy 73.7% 74.1% 74.2% 74.8% 74.2% 74.5% 80 bps RevPOR $ 7,063 $ 7,059 $ 7,067 $ 7,210 $ 7,100 $ 7,638 8.1 % Senior Housing Segments: Same Community (1) (1) Same Community portfolio reflects 68 Independent Living communities, 551 Assisted Living and Memory Care communities, and 16 CCRC communities. (2) Excludes other operating income.

10 2022 2023 1Q23 vs 1Q22 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q B(W) Revenue $ 370,337 $ 374,231 $ 379,913 $ 386,244 $ 1,510,725 $ 418,624 13.0 % Other operating income 300 5,240 38,372 3,670 47,582 1,885 NM Facility operating expense (304,715) (307,694) (314,480) (319,835) (1,246,724) (319,727) (4.9) % Owned Portfolio Operating Income $ 65,922 $ 71,777 $ 103,805 $ 70,079 $ 311,583 $ 100,782 52.9 % Owned Portfolio operating margin 17.8% 18.9% 24.8% 18.0% 20.0% 24.0% 620 bps Owned Portfolio adjusted operating margin (1) 17.7% 17.8% 17.2% 17.2% 17.5% 23.6% 590 bps Additional Information Interest expense: property level and corporate debt $ (33,157) $ (35,693) $ (41,330) $ (47,689) $ (157,869) $ (50,315) (51.7) % Community level capital expenditures, net (see page 13) $ (20,907) $ (25,934) $ (24,568) $ (20,341) $ (91,750) $ (27,135) (29.8) % Number of communities (period end) 347 346 346 346 346 346 (0.3) % Total Average Units 31,635 31,694 31,588 31,596 31,629 31,597 (0.1) % RevPAR $ 3,893 $ 3,928 $ 3,999 $ 4,066 $ 3,971 $ 4,405 13.2 % Weighted average occupancy 72.5% 73.6% 75.4% 76.4% 74.5% 75.8% 330 bps RevPOR $ 5,370 $ 5,333 $ 5,301 $ 5,324 $ 5,332 $ 5,814 8.3 % Senior Housing Owned Portfolio Interest Coverage(2) as of March 31, 2023 1.47x Interest Coverage(2) as of March 31, 2023 (excluding other operating income) 1.19x Net Debt as of March 31, 2023 (see page 15) $3,418,016 (1) Excludes other operating income. (2) Interest Coverage is calculated based on the trailing-twelve months Owned Portfolio Operating Income adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months property level and corporate debt interest expense.

11 2022 2023 1Q23 vs 1Q22 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q B(W) Revenue $ 266,637 $ 266,157 $ 270,335 $ 271,675 $ 1,074,804 $ 294,780 10.6 % Other operating income 76 3,171 28,387 1,253 32,887 443 NM Facility operating expense (208,049) (205,970) (211,030) (211,832) (836,881) (211,080) (1.5) % Leased Portfolio Operating Income $ 58,664 $ 63,358 $ 87,692 $ 61,096 $ 270,810 $ 84,143 43.4 % Leased Portfolio operating margin 22.0% 23.5% 29.4% 22.4% 24.4% 28.5% 650 bps Leased Portfolio adjusted operating margin (1) 22.0% 22.6% 21.9% 22.0% 22.1% 28.4% 640 bps Additional Information Cash facility lease payments on leased portfolio (see page 14) $ (65,509) $ (65,582) $ (65,632) $ (66,197) $ (262,920) $ (67,572) (3.1) % Community level capital expenditures, net (see page 13) $ (12,572) $ (12,503) $ (13,128) $ (8,773) $ (46,976) $ (14,734) (17.2) % Number of communities (period end) 298 295 295 295 295 295 (1.0) % Total Average Units 20,951 20,674 20,570 20,570 20,691 20,580 (1.8) % RevPAR $ 4,242 $ 4,291 $ 4,381 $ 4,402 $ 4,329 $ 4,775 12.6 % Weighted average occupancy 74.8% 76.0% 77.9% 78.2% 76.7% 77.2% 240 bps RevPOR $ 5,672 $ 5,646 $ 5,626 $ 5,630 $ 5,643 $ 6,188 9.1 % Lease Coverage as of March 31, 2023 0.88x Lease Coverage as of March 31, 2023 (excluding other operating income) 0.76x Operating and financing lease obligations as of March 31, 2023 (see page 20)(2) $ 957,945 Facility Lease Maturity Information (Leased Portfolio as of March 31, 2023) Initial Lease Maturities Community Count Total Units Cash Facility Lease Payments (3) 2023(4) 35 1,468 $ 14,908 2024 7 904 15,329 2025 121 10,291 106,580 2026(5) 41 1,994 33,782 2027 24 2,555 46,963 Thereafter 67 3,372 47,046 Total 295 20,584 $ 264,608 Senior Housing Leased Portfolio (1) Excludes other operating income. (2) Amount recognized on consolidated balance sheet reflects the discounted future minimum lease payments and the residual value for financing lease obligations. (3) Cash facility lease payments for the twelve months ended March 31, 2023. (4) The Company did not exercise its lease renewal option for 35 communities, representing approximately 2.8% of total consolidated units. The leases mature on December 31, 2023. (5) Amounts do not reflect a lease amendment in May 2023, which extended the maturity of one lease involving 39 communities from December 31, 2026 until June 30, 2032.

12 (1) G&A allocations are calculated based on the proportional amount of resident fee revenue (consolidated and under management) attributable to the segment or portfolio. G&A allocations presented herein exclude non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs. (2) Not included in consolidated reported amounts. Consolidated, unless otherwise noted 2022 2023 1Q23 vs 1Q22 ($ in 000s) 1Q 2Q 3Q 4Q Full Year 1Q B(W) G&A expense allocations (1) Senior Housing Owned Portfolio allocation $ 21,938 $ 20,419 $ 20,311 $ 19,928 $ 82,596 $ 22,857 (4.2) % Senior Housing Leased Portfolio allocation 15,795 14,523 14,453 14,017 58,788 16,095 (1.9) % All Other allocation 3,135 2,962 2,818 2,619 11,534 2,995 4.5 % Subtotal G&A expense allocations 40,868 37,904 37,582 36,564 152,918 41,947 (2.6) % Non-cash stock-based compensation expense 3,885 3,619 3,403 3,559 14,466 3,104 20.1 % Transaction and Organizational Restructuring Costs 373 229 346 262 1,210 3,568 NM General and administrative expense $ 45,126 $ 41,752 $ 41,331 $ 40,385 $ 168,594 $ 48,619 (7.7) % 2022 2023 1Q23 vs 1Q22 1Q 2Q 3Q 4Q Full Year 1Q B(W) Resident fee revenue $ 636,974 $ 640,388 $ 650,248 $ 657,919 $ 2,585,529 $ 713,404 12.0 % Resident fee revenue under management (2) 52,898 54,284 52,712 50,758 210,652 54,820 3.6 % Total (consolidated and under management) (2) $ 689,872 $ 694,672 $ 702,960 $ 708,677 $ 2,796,181 $ 768,224 11.4 % G&A Expense as a Percentage of Resident Fee Revenue (Consolidated and Under Management) G&A expense (excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs) 5.9% 5.5% 5.3% 5.2% 5.5% 5.5% 40 bps G&A expense (including non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs) 6.5% 6.0% 5.9% 5.7% 6.0% 6.3% 20 bps G&A Expense

13 ($ in 000s, except for community level capital expenditures, per average unit) 2022 2023 1Q23 vs 1Q22 1Q 2Q 3Q 4Q Full Year 1Q B(W) Community level capital expenditures, including allocations (1) Senior Housing Owned Portfolio $ 20,907 $ 25,934 $ 24,568 $ 20,341 $ 91,750 $ 27,135 (29.8) % Senior Housing Leased Portfolio 12,572 12,503 13,128 8,773 46,976 14,734 (17.2) % Community level capital expenditures, net (A) 33,479 38,437 37,696 29,114 138,726 41,869 (25.1) % Corporate capital expenditures (2) 5,847 7,249 6,123 10,221 29,440 21,043 NM Non-Development Capital Expenditures, net (1) 39,326 45,686 43,819 39,335 168,166 62,912 (60.0) % Development Capital Expenditures, net 861 1,829 1,667 1,836 6,193 519 39.7 % Total capital expenditures, net (1) 40,187 47,515 45,486 41,171 174,359 63,431 (57.8) % Property and casualty insurance proceeds — — — — — (6,422) NM Cash paid for capital expenditures, net of property and casualty insurance proceeds received $ 40,187 $ 47,515 $ 45,486 $ 41,171 $ 174,359 $ 57,009 (41.9) % Capital Expenditures Reconciliation to Statements of Cash Flow Total capital expenditures, net $ 40,187 $ 47,515 $ 45,486 $ 41,171 $ 174,359 $ 63,431 Lessor reimbursements: non-development capital expenditures 4,697 7,136 7,094 6,723 25,650 2,244 Change in related payables (4,928) 2,244 1,141 (1,542) (3,085) (15,975) Total cash paid for capital expenditures $ 39,956 $ 56,895 $ 53,721 $ 46,352 $ 196,924 $ 49,700 (24.4) % Senior Housing Total Average Units (B) 52,586 52,368 52,158 52,166 52,320 52,177 (0.8) % Community level capital expenditures, net, per average unit (A/B) $ 637 $ 734 $ 723 $ 558 $ 2,651 $ 802 (25.9) % Capital Expenditures (1) Amounts are presented net of lessor reimbursements. (2) Includes remediation costs at communities resulting from natural disasters of $9.7 million and $16.3 million for the full year 2022 and the first quarter of 2023, respectively.

14 (1) Classification of amounts in 2023 prospectively impacted by a lease amendment in the fourth quarter of 2022, with no impact to total cash facility lease payments. See page 4. (2) Includes cash lease payments for leases of corporate offices and information technology systems and equipment. 2022 2023 1Q23 vs 1Q22 ($ in 000s) 1Q 2Q 3Q 4Q Full Year 1Q B(W) Operating Lease Obligations Facility operating lease expense $ 41,564 $ 41,538 $ 41,317 $ 40,875 $ 165,294 $ 46,127 Operating lease expense adjustment 8,307 8,308 8,714 9,567 34,896 10,805 Cash facility operating lease payments (1) 49,871 49,846 50,031 50,442 200,190 56,932 (14.2) % Financing Lease Obligations Interest expense: financing lease obligations 12,058 11,994 11,916 12,093 48,061 6,552 Payment of financing lease obligations 5,490 5,610 5,506 5,615 22,221 5,852 Cash financing lease payments (1) 17,548 17,604 17,422 17,708 70,282 12,404 29.3 % Total cash facility lease payments (2) $ 67,419 $ 67,450 $ 67,453 $ 68,150 $ 270,472 $ 69,336 (2.8) % Interest Expense Reconciliation to Income Statement Interest expense: financing lease obligations $ 12,058 $ 11,994 $ 11,916 $ 12,093 $ 48,061 $ 6,552 45.7 % Interest income (95) (778) (2,192) (3,870) (6,935) (5,326) NM Interest expense: debt 33,157 35,693 41,330 47,689 157,869 50,315 (51.7) % Interest expense, net 45,120 46,909 51,054 55,912 198,995 51,541 (14.2) % Amortization of deferred financing costs 1,542 1,520 1,528 1,856 6,446 1,940 Change in fair value of derivatives (3,403) (973) (4,901) 1,618 (7,659) 904 Interest income 95 778 2,192 3,870 6,935 5,326 Interest expense per income statement $ 43,354 $ 48,234 $ 49,873 $ 63,256 $ 204,717 $ 59,711 (37.7) % Cash Facility Lease Payments

15 $476 $412 $396 $453 $439 03/31/2022 06/30/2022 09/30/2022 12/31/2022 03/31/2023 Total Liquidity ($ in millions) (1) Includes the carrying amount of debt of which 91.6%, or $3.5 billion, represented non-recourse property-level mortgage financings. (2) The weighted average fixed cap and swap rate is 4.14%. (3) Amount includes maturities and recurring principal payments and excludes $28 million in deferred financing costs, net. (4) Reflects rates as of March 31, 2023. (5) Excludes convertible senior notes and includes the amortizing notes component of tangible equity units of $23.9 million. (6) Excludes operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA. Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDA, Adjusted EBITDA after cash financing lease payments, Net Debt, and Adjusted Net Debt are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non- GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures. Leverage Ratio ($ in 000s) Twelve Months Ended March 31, 2023 Annualized Leverage Cash facility operating lease payments (see page 14) (207,251) Adjusted EBITDA 292,752 Cash financing lease payments (see page 14) (65,138) Adjusted EBITDA after cash financing lease payments (A) $ 227,614 As of March 31, 2023 Debt $ 3,859,965 Cash and cash equivalents (362,235) Marketable securities (69,009) Restricted cash held as collateral against existing debt (10,705) Net Debt (B) 3,418,016 15.0 x (B/A) Operating and financing lease obligations (see page 20) (6) 967,722 Adjusted Net Debt $ 4,385,738 Debt ($ in millions) Principal Payments (3) Weighted Rate (4) 2023 $ 81 6.58% 2024 311 4.73% 2025 574 6.83% 2026 305 2.67% 2027 960 5.74 % Thereafter 1,657 4.97 % Total $ 3,888 5.27 % Capital Structure $225 $2,082 $1,424 $129 Debt Structure (1) ($ in millions) As of March 31, 2023 Weighted Rate Fixed rate debt (5) 4.21 % Variable rate debt 7.15 % Fixed rate convertible senior notes 2.00 % Total debt 5.27% 54% 37% Fixed rate debt (5) Variable rate debt with interest rate caps and swaps (2) Variable rate debt - unhedged 3% Line of credit available to draw Cash and cash equivalents and marketable securities 6% Fixed rate convertible senior notes

16 Adjusted EBITDA is a non-GAAP performance measure that the Company defines as net income (loss) excluding: benefit/provision for income taxes, non-operating income/ expense items, and depreciation and amortization; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, cost reduction, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include non-cash impairment charges, gain/loss on facility operating lease termination, operating lease expense adjustment, non-cash stock-based compensation expense, gain/loss on sale of communities, and Transaction and Organizational Restructuring Costs. Adjusted Free Cash Flow is a non-GAAP liquidity measure that the Company defines as net cash provided by (used in) operating activities before: distributions from unconsolidated ventures from cumulative share of net earnings, changes in prepaid insurance premiums financed with notes payable, changes in operating lease assets and liabilities for lease termination, cash paid/received for gain/loss on facility operating lease termination, and lessor capital expenditure reimbursements under operating leases; plus: property and casualty insurance proceeds and proceeds from refundable entrance fees, net of refunds; less: Non-Development Capital Expenditures and payment of financing lease obligations. Adjusted Net Debt is a non-GAAP financial measure that the Company defines as Net Debt, plus operating and financing lease obligations. Operating and financing lease obligations exclude operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA. Combined Segment Operating Income is defined by the Company as resident fee and management fee revenue and other operating income of the Company, less facility operating expense. Combined Segment Operating Income does not include general and administrative expense or depreciation and amortization. Community Labor Expense is a component of facility operating expense that includes regular and overtime salaries and wages, bonuses, paid-time-off and holiday wages, payroll taxes, contract labor, employee benefits, and workers' compensation. Development Capital Expenditures means capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities. Amounts of Development Capital Expenditures are presented net of lessor reimbursements. Interest Coverage is calculated based on the trailing-twelve months Owned Portfolio Operating Income adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months property level and corporate debt interest expense. Lease Coverage is calculated based on the trailing-twelve months Leased Portfolio Operating Income, excluding resident fee revenue, other operating income, and facility operating expense of communities disposed during such period adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months cash facility lease payments for both operating leases and financing leases, excluding cash lease payments for leases of communities disposed during such period, corporate offices, information technology systems and equipment, vehicles, and other equipment. Leased Portfolio Operating Income is defined by the Company as resident fee revenue and other operating income, less facility operating expense for the Company’s Senior Housing Leased Portfolio. Leased Portfolio Operating Income does not include general and administrative expense or depreciation and amortization. Net Debt is a non-GAAP financial measure that the Company defines as the total of its debt and the outstanding balance on the line of credit, less unrestricted cash, marketable securities, and cash held as collateral against existing debt. NM means not meaningful. Non-Development Capital Expenditures is comprised of corporate and community- level capital expenditures, including those related to maintenance, renovations, upgrades, and other major building infrastructure projects for the Company’s communities. Non-Development Capital Expenditures does not include capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities (i.e. Development Capital Expenditures). Amounts of Non-Development Capital Expenditures are presented net of lessor reimbursements. Owned Portfolio Operating Income is defined by the Company as resident fee revenue and other operating income, less facility operating expense for the Company’s Senior Housing Owned Portfolio. Owned Portfolio Operating Income does not include general and administrative expense or depreciation and amortization. RevPAR, or average monthly senior housing resident fee revenue per available unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding revenue for private duty services provided to seniors living outside of the Company's communities and entrance fee amortization), divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period. Definitions

17 RevPOR, or average monthly senior housing resident fee revenue per occupied unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding revenue for private duty services provided to seniors living outside of the Company's communities and entrance fee amortization), divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period. Same Community information reflects operating results and data  of a consistent population of communities by excluding the impact of changes in the composition of the Company's portfolio of communities. The operating results exclude natural disaster expense and related insurance recoveries. The Company defines its same community portfolio as communities consolidated and operational for the full period in both comparison years. Consolidated communities excluded from the same community portfolio include communities acquired or disposed of since the beginning of the prior year, communities classified as assets held for sale, certain communities planned for disposition, certain communities that have undergone or are undergoing expansion, redevelopment, and repositioning projects, and certain communities that have experienced a casualty event that significantly impacts their operations. Same Community Operating Income is defined by the Company as resident fee revenue and other operating income, less facility operating expense (excluding natural disaster expense and related insurance recoveries) for the Company's Same Community portfolio. Same Community Operating Income does not include general and administrative expense or depreciation and amortization. Segment Operating Income (Loss) is defined by the Company as segment revenue and other operating income less segment facility operating expense. Segment Operating Income (Loss) does not include general and administrative expense or depreciation and amortization. All Other Segment Operating Income consists primarily of the previously reported Management Services segment and excludes revenue for reimbursements for which the Company is the primary obligor of costs incurred on behalf of managed communities, and there is no facility operating expense associated with the All Other category. See the Segment Information note to the Company’s consolidated financial statements for more information regarding the Company’s segments. Senior Housing Leased Portfolio represents Brookdale leased communities and does not include owned or managed communities. Senior Housing Operating Income is defined by the Company as segment revenue and other operating income less segment facility operating expense for the Company’s Independent Living, Assisted Living and Memory Care, and CCRCs segments on an aggregate basis. Senior Housing Operating Income does not include general and administrative expense or depreciation and amortization. Senior Housing Owned Portfolio represents Brookdale owned communities and does not include leased or managed communities. Total Average Units represents the average number of units operated during the period. Transaction and Organizational Restructuring Costs are general and administrative expenses. Transaction costs include those directly related to acquisition, disposition, financing, and leasing activity, and are primarily comprised of legal, finance, consulting, professional fees, and other third-party costs. Organizational restructuring costs include those related to the Company’s efforts to reduce general and administrative expense and its senior leadership changes, including severance. Definitions

18 Appendix: Non-GAAP Financial Measures This Supplemental Information contains the financial measures Adjusted EBITDA, Adjusted EBITDA after cash financing lease payments, Adjusted Free Cash Flow, Net Debt, and Adjusted Net Debt (each as defined in the "Definitions" section), which are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). Presentations of these non- GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company’s performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, short-term debt, long-term debt less current portion, or current portion of long-term debt. Investors are cautioned that amounts presented in accordance with the Company’s definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. Investors are urged to review the reconciliations set forth in this Appendix of these non-GAAP financial measures from the most comparable financial measures determined in accordance with GAAP and to review the information under "Reconciliations of Non-GAAP Financial Measures" in the Company’s earnings release dated May 8, 2023 for additional information regarding the Company’s use and the limitations of such non-GAAP financial measures.

19 2022 2023 Twelve Months Ended March 31, 2023($ in 000s) 1Q 2Q 3Q 4Q Full Year 1Q Net income (loss) $ (100,032) $ (84,283) $ (28,374) $ (25,651) $ (238,340) $ (44,563) $ (182,871) Provision (benefit) for income taxes (1,976) 1,190 (300) (473) (1,559) 572 989 Equity in (earnings) loss of unconsolidated ventures 4,894 2,439 2,020 1,429 10,782 577 6,465 Loss (gain) on debt modification and extinguishment, net — — — 1,357 1,357 — 1,357 Non-operating loss (gain) on sale of assets, net 294 (961) 56 16 (595) — (889) Other non-operating (income) loss 27 111 (1,877) (10,375) (12,114) (3,149) (15,290) Interest expense 43,354 48,234 49,873 63,256 204,717 59,711 221,074 Interest income (95) (778) (2,192) (3,870) (6,935) (5,326) (12,166) Income (loss) from operations (53,534) (34,048) 19,206 25,689 (42,687) 7,822 18,669 Depreciation and amortization 85,684 86,623 86,922 88,215 347,444 84,934 346,694 Asset impairment 9,075 2,599 5,688 12,256 29,618 — 20,543 Loss (gain) on sale of communities, net — — — (73,850) (73,850) — (73,850) Operating lease expense adjustment (8,307) (8,308) (8,714) (9,567) (34,896) (10,805) (37,394) Non-cash stock-based compensation expense 3,885 3,619 3,403 3,559 14,466 3,104 13,685 Transaction and Organizational Restructuring Costs 373 229 346 262 1,210 3,568 4,405 Adjusted EBITDA (1) $ 37,176 $ 50,714 $ 106,851 $ 46,564 $ 241,305 $ 88,623 $ 292,752 Interest expense: financing lease obligations (12,058) (11,994) (11,916) (12,093) (48,061) (6,552) (42,555) Payment of financing lease obligations (5,490) (5,610) (5,506) (5,615) (22,221) (5,852) (22,583) Adjusted EBITDA after cash financing lease payments $ 19,628 $ 33,110 $ 89,429 $ 28,856 $ 171,023 $ 76,219 $ 227,614 Other operating income $ 376 $ 8,411 $ 66,759 $ 4,923 $ 80,469 $ 2,328 $ 82,421 Adjusted EBITDA and Adjusted EBITDA after Cash Financing Lease Payments Reconciliations Appendix: Non-GAAP Financial Measures (continued) (1) Adjusted EBITDA includes government grants and credits recognized in other operating income.

20 Net Debt and Adjusted Net Debt Reconciliations ($ in 000s) As of March 31, 2023 Long-term debt (including current portion) $ 3,859,965 Cash and cash equivalents (362,235) Marketable securities (69,009) Cash held as collateral against existing debt (10,705) Net Debt 3,418,016 Operating and financing lease obligations 996,529 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA (28,807) Adjusted Net Debt $ 4,385,738 Operating and financing lease obligations $ 996,529 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA (28,807) Adjusted operating and financing lease obligations 967,722 Operating and financing lease obligations related to corporate office and information technology leases (9,777) Operating and financing lease obligations for Leased Portfolio $ 957,945 Appendix: Non-GAAP Financial Measures (continued)

21 2022 2023 ($ in 000s) 1Q 2Q 3Q 4Q Full Year 1Q Net cash provided by (used in) operating activities $ (23,255) $ 11,577 $ 63,521 $ (48,562) $ 3,281 $ 24,042 Net cash provided by (used in) investing activities (36,163) (43,838) 22,508 (9,936) (67,429) (62,019) Net cash provided by (used in) financing activities (403) (17,690) (19,754) 138,229 100,382 171 Net increase (decrease) in cash, cash equivalents and restricted cash $ (59,821) $ (49,951) $ 66,275 $ 79,731 $ 36,234 $ (37,806) Net cash provided by (used in) operating activities $ (23,255) $ 11,577 $ 63,521 $ (48,562) $ 3,281 $ 24,042 Distributions from unconsolidated ventures from cumulative share of net earnings (561) — — — (561) — Changes in prepaid insurance premiums financed with notes payable 16,629 (5,377) (5,700) (5,552) — 19,305 Changes in operating lease assets and liabilities for lessor capital expenditure reimbursements (1,490) (3,367) (4,367) (4,494) (13,718) (2,244) Non-development capital expenditures, net (39,326) (45,686) (43,819) (39,335) (168,166) (62,912) Property and casualty insurance proceeds — — — — — 6,422 Payment of financing lease obligations (5,490) (5,610) (5,506) (5,615) (22,221) (5,852) Adjusted Free Cash Flow (1) $ (53,493) $ (48,463) $ 4,129 $ (103,558) $ (201,385) $ (21,239) (1) Adjusted Free Cash Flow includes: Cash received - government grants and credits $ 782 $ 4,593 $ 62,750 $ 1,409 $ 69,534 $ 13,354 Cash payments - deferred payroll taxes $ — $ — $ — $ (31,553) $ (31,553) $ — Cash recouped - Medicare advances $ (1,848) $ (1,240) $ — $ — $ (3,088) $ — Adjusted Free Cash Flow Reconciliation Appendix: Non-GAAP Financial Measures (continued) Brookdale Senior Living Inc. 111 Westwood Place Brentwood, TN 37027 (615) 221-2250 brookdale.com